                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549


                                    FORM 8-K / A-1
                                    CURRENT REPORT



                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934




              DATE OF REPORT:          JUNE 28, 1996
                             ---------------------------------
                             (DATE OF EARLIEST EVENT REPORTED)



                          ELECTRONICS COMMUNICATIONS CORP.
          -----------------------------------------------------------------
                 EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER



     DELAWARE                          1-13764                     11-2649088
------------------------------     -------------------           ---------------
STATE OF OTHER JURISDICTION OF    COMMISSION FILE NO.           I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION                                         ID NO.


                    10 PLOG ROAD, FAIRFIELD, NEW JERSEY  07004
             -----------------------------------------------------------
                       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (201) 808-8862
                                                  --------------------

                   4 MADISON ROAD, FAIRFIELD, NEW JERSEY  07004
     ---------------------------------------------------------------------------
             (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

ITEM 2.  ACQUISITION AND DEPOSITION OF ASSETS

    On June 28, 1996, the Company completed the acquisition of 51% of the issued and outstanding stock of Threshold Communications, Inc. ("TCI") for an aggregate purchase price of $1,114,000. Previously, the Company loaned TCI an aggregate of $725,000, which in addition to 194,500 shares of the Company's Common Stock (at the time was $2.00 per share) represented the consideration paid by the Company. TCI is a recently formed corporation engaged in the radio paging business. TCI has recently acquired a paging subscriber base, associated paging hardware and a paging carrier agreement with Skytel, a company that provides nationwide paging, voice messaging and related messaging services to subscribers and others. In addition, TCI owns a 900 megahertz FCC paging license in the Paging Service Area and holds a long-term lease for a paging transmission site.

    On March 22, 1996 TCI acquired substantially all of the assets and assumed certain liabilities of General Communications and Electronics, Inc. ("GCE"). As part of the transaction with GCE, TCI, became a paging reseller with a subscriber base of approximately 9,000 persons. TCI offers paging service primarily through various paging carriers in the New York metropolitan area.
TCI offers national paging service through a sales and distribution agreement with Skytel. Under this agreement, TCI pursues regional and national accounts through its present dealer network in the Paging Service Area. TCI also has the necessary infrastructure to operate a paging operation, including but not limited to a full service technical shop and repair facility, engineering capability, marketing and sales force, billing and collection systems and ancillary product support capability for paging related products.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

    (a)  Financial Statement of Business Acquired

         Not Applicable

    (b)  Pro Forma Financial Information

    The following unaudited pro forma condensed consolidated financial statements are filed with this report:

    TCI - Unaudited Financial Statement for the year ended
    December 31, 1995......................................     F-1 - F-9

    Unaudited Financial Statement for the quarter ended
    March 31, 1996.........................................     F10 - F18

    GCE - Unaudited Financial Statement for the year ended
    December 31, 1995......................................     F-19 - F-26

    Unaudited Financial Statement for the period ended
    March 21, 1996.........................................     F-27 - F-34

    GTA - Unaudited Financial Statement for the year ended
    December 31, 1995......................................     F-35 - F-41

    Unaudited Financial Statement for the period ended
    March 21, 1996.........................................     F-42 - F-48

    Pro-Forma statement of operations for the year ended
    December 31, 1995......................................     F-49 - F-50

    Pro-Forma statement of operations for the period
    January 1, 1996 through March 31, 1996.................     F-51 - F-52

    Pro-Forma balance sheet as of March 31, 1996...........     F-53 - F-54

    Pro-Forma statement of operations for the year ended
    December 31, 1995......................................     F-55 - F-56

    Pro-Forma statement of operations for the period
    January 1, 1996 through March 31, 1996.................     F-57 - F-58


    The statements include the historical balance sheets of the Company, Threshold Communications Inc. ("TCI"), and General Tower of America Inc. ("GTA"). On March 22, 1996, TCI acquired substantially all of the assets of General Communications and Electronics Inc. ("GCE") for $1,420,529 with the assumption of liabilities in the amount of $469,746. Certain assets and liabilities not included in the sale remained with GCE. The following GCE balance sheet is a pro forma balance sheet with represents the assets and
liabilities acquired by TCI.   GCE's statement of operations presented herein
represents historical data. For the purpose of Unaudited Pro Forma Consolidated Financial Data, the purchase of GCE's assets was treated as a purchase of a wholly owned subsidiary. On March 22, 1996, TCI purchased 56 2/3% of the common stock of GTA for $1.

    On June 28, 1996, the Company acquired 51% of the common stock of TCI for $1,114,000.

    The March 31, 1996 statements include the historical consolidated balance sheets of the Company and TCI. GCE's historical balance sheet was omitted because of the sale of its assets to TCI on March 22, 1996. GTA's historical balance sheet and statement of operations is included by its consolidation with TCI. GCE's statement of operations is representative of historical data.

    The statements below reflect the acquisitions in a two part process. The first part reflects TCI's acquisition of certain assets of GCE and creates a pro forma consolidated TCI statement. The second part step consolidates the pro forma TCI statement with the Company to arrive at the Unaudited Pro Forma Consolidated Financial Data.

    The pro forma assumes that all of the acquisitions occurred at the beginning of the period presented. The consolidation of TCI, GCE, GTA and the Company have been prepared using the purchase method of accounting, whereby the total cost of the acquisition was allocated to the tangible and intangible assets acquired and liabilities assumed based upon their respective fair values as of the date of the actual transaction. For the purpose of the Unaudited Pro Forma Consolidated Financial Data, such allocations were made based upon preliminary valuations and other studies. The final purchase price allocation in the Company's 1996 audited consolidated financial statements may have a material impact on the accompanying Unaudited Pro Forma Consolidated Financial Data. The Unaudited Pro Forma Consolidated Financial Data does not purport to represent or be indicative of what the results of operation or financial position of the Company would actually have been if all the acquisitions and related transactions had in fact occurred on such dates or to project the results of operations or financial position of the Company for any future data or period. The Unaudited Pro Forma Consolidated Financial Data should be read together with the consolidated financial statements of the Company and related notes included elsewhere in this prospectus.

    The following unaudited pro forma financial statements for the Company have been prepared based upon certain pro forma adjustments to the historical financial statements of the Company as of December 31, 1995 and March 31, 1996 set forth elsewhere.

                           THRESHOLD COMMUNICATIONS, INC.

                                 FINANCIAL STATEMENTS

                            YEAR ENDED DECEMBER 31, 1995

                                       TABLE OF

                                       CONTENTS

                                                                     PAGES
Balance Sheet  ..................................................      1
Statement of Operations and Retained Deficit ....................      2
Statement of Cash Flows .........................................      3
Notes to Unaudited Financial Statements .........................    4-7

                           THRESHOLD COMMUNICATIONS, INC.

                                    BALANCE SHEET
                                  DECEMBER 31, 1995
                                     (UNAUDITED)

                                        ASSETS
Current Assets
    Cash                                                          $       329
    Loans Receivable                                                  104,560
                                                                  ------------
         Total Current Assets                                         104,889
                                                                  ------------

Equipment
    Equipment                                                         150,000
    Accumulated Depreciation                                           (5,355)
                                                                  ------------
         Net Equipment                                                144,645
                                                                  ------------

Other Assets
    Deferred Acquisition Costs                                        150,000
    Paging Carrier Agreement                                          152,641
    Accumulated Amortization                                           (2,544)
                                                                  ------------
         Total Other Assets                                           300,097
                                                                  ------------

         Total Assets                                             $   549,631
                                                                  ------------
                                                                  ------------

                         LIABILITIES AND STOCKHOLDER'S EQUITY
Current Liabilities
    Income Taxes Payable                                          $       904
    Loan Payable                                                      550,000
                                                                  ------------
         Total Current Liabilities                                    550,904
                                                                  ------------

Long Term Liabilities
    Notes Payable-Stockholder                                           7,043
                                                                  ------------
         Total Long Term Liabilities                                    7,043
                                                                  ------------

Stockholder's Equity
    Common Stock, par value $1 per share,1000 shares
    authorized, 49 shares issued and outstanding                           49
    Additional Paid-In Capital                                            951
    Retained Deficit                                                   (9,316)
                                                                  ------------
         Total Stockholder's Equity                                    (8,316)
                                                                  ------------

         Total Liabilities and Stockholder's Equity               $   549,631
                                                                  ------------
                                                                  ------------

                           THRESHOLD COMMUNICATIONS, INC.

                     STATEMENT OF OPERATIONS AND RETAINED DEFICIT
                       FOR THE PERIOD ENDING DECEMBER 31, 1995
                                     (UNAUDITED)


Sales                                                             $   123,394

Cost of Sales                                                         123,394
                                                                  ------------

Gross Profit                                                                0

Expenses                                                                5,073
                                                                  ------------
Operating Loss Before Other Income,
Expenses and Income Taxes                                              (5,073)
                                                                  ------------

Other Income and Expenses
    Interest Income                                                     4,560
    Depreciation                                                        5,355
    Amortization                                                        2,544
                                                                  ------------
         Total Other Income and Expenses                               (3,339)
                                                                  ------------

Loss Before Income Taxes                                               (8,412)
    Income Taxes                                                          904
                                                                  ------------

Net Loss                                                               (9,316)
                                                                  ------------
Retained Earnings, Beginning of Period                                      0

Retained Deficit, End of Period                                     $  (9,316)
                                                                  ------------
                                                                  ------------

                           THRESHOLD COMMUNICATIONS, INC.

                               STATEMENT OF CASH FLOWS
                       FOR THE PERIOD ENDING DECEMBER 31, 1995
                                     (UNAUDITED)

Cash Flows from Operating Activities
    Net Loss                                                        $  (9,316)

    Adjustments to Reconcile Net Loss to
    Net Cash Used by Operations:
    Depreciation and Amortization                          7,899
    Changes in:
    Income Taxes Payable                                     904            0
                                                         ---------
         Total Adjustments                                              8,803
                                                                     ----------
Net Cash Used By Operating Activities                                    (513)
                                                                     ----------

Cash Flows From Investing Activities
    Loan Receivable                                     (104,560)
    Deferred Acquisition Costs                          (150,000)
    Other Assets                                        (152,641)
    Additions to Equipment                              (150,000)
                                                        ---------
Net Cash Used By Investing Activities                                (557,201)
                                                                     ----------
Cash Flows From Financing Activities
    Net Proceeds of  Shareholder Loans                     7,043
    Proceeds from Loan Payable                           550,000
    Sale of  Common Stock                                     49
    Additonal Paid in Capital                                951
                                                        ---------
    Net Cash Provided by Financing Activities                         558,043
                                                                     ----------
    Net Increase in Cash                                                  329
Cash, Beginning of  Period                                                  0
                                                                     ----------
Cash, End of  Period                                                $     329
                                                                     ----------
                                                                     ----------

                           THRESHOLD COMMUNICATIONS, INC.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) BUSINESS ACTIVITY

Threshold Communications, Inc. (the "Company") was organized on May 15, 1995 to, among other things, engage in the radio paging business to service the New York metropolitan area.

(B) RECOGNITION OF REVENUE

The Company invoices its customers in the beginning of the month for that months service and recognizes revenues at time of billing.

(C) EQUIPMENT

Equipment is recorded at cost. Depreciation is provided using accelerated methods over the estimated useful lives of the respective assets (5 to 7 years). Depreciation expense charged to operations for the period ending December 31, 1995 was $ 5,355.

(D) PAGING LICENSES

This intangible asset is being amortized over a fifteen year period. Amortization expense charged to operations for the period ending December 31, 1995 was $ 2,544.

(E) MANAGEMENT AGREEMENT

The Company has agreed to pay a fee equal to the gross profit on its Skytel accounts to NITAS, Inc. (formerly General Communications and Electronics Corp.) for billing, collections and servicing. This agreement may be terminated at will by the Company.

NOTE 2 - ACQUISITION

On October 18, 1995, the Company acquired a paging subscriber base, associated paging hardware, and a paging carrier agreement with Skytel -Registered Trademark-, a company that provides nationwide paging, voice messaging and related messaging services to subscribers and others.

NOTE 3 - LOAN RECEIVABLE

On June 7, 1995, the Company lent $100,000 to one of its consultants. The loan is due on December 31, 1996 and bears an interest rate of 8% payable on demand.

                           THRESHOLD COMMUNICATIONS, INC.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS

                                     (CONTINUED)

NOTE 4 - DEFERRED ACQUISITION COSTS

The Company has paid a consultant $150,000 to find and negotiate the purchase of a paging and two-way radio company.

NOTE 5 - LOAN PAYABLE

On November 1, 1995, the Company entered into an agreement (the "Agreement") with Electronics Communications Corp ("ELCC") which superseded a prior agreement between the parties. Under the Agreement, in consideration of advances, the Company gave an exclusive option to ELCC to acquire or invest in the Company on terms to be mutually agreed upon. The option agreement further provides that if, on or before January 31, 1996, the Acquisition of the Company by ELCC or an investment by ELCC in the Company has not been consummated, ELCC may demand repayment of these advances. If such advances are not repaid within ten business days of such demand, ELCC, at its option, may foreclose 100% of the Company's stock which has been pledged as collateral for the advances. At this time there has not been any definitive agreement to acquire or invest in the Company. The Company has borrowed $550,000 for the period ending December 31, 1995.

NOTE 6 - INCOME TAXES

The Company has adopted the liability method of accounting for income taxes, as set forth in Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under the liability method, deferred taxes are determined based on the difference between the financial statement and tax basis of assets and liabilities at enacted tax rates in effect in the years in which the differences are expected to reverse.

     The components of income tax expense are as follows:

                                 December 31,
                                     1995
                                 ------------

     Current:
                    Federal        $    -0-
                    State            904.00
     Deferred:
                    Federal             -0-
                    State               -0-
                                   --------
                                   $ 904.00
                                   --------
                                   --------

                           THRESHOLD COMMUNICATIONS, INC.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS

                                     (CONTINUED)

NOTE 7 - NEWLY ISSUED STANDARDS

The Company does not offer benefits covered by Statements of Financial Accounting Standards No. 106 "Employers' Accounting for Post Retirement Benefits Other Than Pensions" and No. 112, "Employers' Accounting for Post Employment Benefits" and therefore is not affected by these statements.

The Company has elected to adopt Statements of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Statements". The Company has no financial instruments as of December 31, 1995.

The Company adopted Statement of Financial Statements Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Statement requires the Company to classify investment securities as (i) held for investment purposes (held to maturity); (ii) available for safe and (iii) held for trading purposes. At December 31, 1995, the Company held no investment securities covered by this statement.

NOTE 8 - OPERATING LEASE

The Company leases a radio paging transmission facility. Minimum future lease payments under the capital lease at December 31, 1995 for each of the next five years are:

                         1996       $8,388
                         1997       $8,388
                         1998       $8,660
                         1999       $8,854
                         2000       $3,689
                                   -------

     Total Minimum Lease Payments: $37,979
                                   -------
                                   -------


NOTE 9 - NOTES PAYABLE- STOCKHOLDER

The Company's sole shareholder has advanced the Company money from time to time as needed. The note does not require a scheduled payout and bears no interest.

                           THRESHOLD COMMUNICATIONS, INC.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS

                                     (CONTINUED)

NOTE 10 - SUBSEQUENT EVENTS

A) On March 22, 1996, the Company entered into an agreement to acquire 6,000 paging service subscribers and other related assets. The Company also entered into an agreement to acquire 56 2/3% of General Tower of America, Inc. (a two-way radio sales and service provider). The Company paid $914,000 for both acquisitions and assumed certain off setting assets and liabilities. In addition the Company gave the principal of the acquisition a consulting agreement for one year, at $31,500 per year.

B) On March 22, 1996, the Company borrowed an additional $175,000 in cash and $389,000 in securities from ELCC. In addition, ELCC guaranteed the Company's obligation in connection with the above mentioned acquisitions.

C) On June 28, 1996, the Company issued 51 shares of common stock and sold them to ELCC for $1,114,000. This transaction will account for 51% of ownership.

                           THRESHOLD COMMUNICATIONS, INC.

                                 FINANCIAL STATEMENTS

                             PERIOD ENDED MARCH 31, 1996

                                       TABLE OF

                                       CONTENTS


                                                               Pages
                                                               -----

Balance Sheet  .............................................     1
Statement of Operations and Retained Deficit ...............     2
Statement of Cash Flows ....................................     3
Notes to Unaudited Financial Statements ....................   4-6

                           THRESHOLD COMMUNICATIONS, INC.

                                    Balance Sheet
                                    March 31, 1996
                                     (Unaudited)
                                        Assets

Current Assets
     Cash                                                           $    3,099
     Loans Receivable                                                  384,768
     Accounts Receivable                                               185,133
     Prepaid Expenses                                                   17,815
                                                                    -----------
          Total Current Assets                                         590,815
                                                                    -----------

Equipment
     Equipment                                                         600,000
     Furniture & Fixtures                                               20,000
     Auto & Trucks                                                      32,000
     Accumulated Depreciation                                          (34,076)
                                                                    -----------
          Net Equipment                                                617,924
                                                                    -----------

Other Assets
     Security Deposits                                                  22,542
     Organization Costs                                                     60
     Paging Carrier Agreement                                          677,858
     Accumulated Amortization                                           (5,383)
                                                                    -----------
          Total Other Assets                                           695,077
                                                                    -----------

          Total Assets                                              $1,903,816
                                                                    -----------
                                                                    -----------

                         Liabilities and Stockholder's Equity
Current Liabilities
     Accounts Payable                                                $ 493,173
     Income Taxes Payable                                                  904
     Note Payable                                                    1,464,000
                                                                    -----------
          Total Current Liabilities                                  1,958,077
                                                                    -----------

Long Term Liabilities
     Notes Payable-Stockholder                                           9,141
                                                                    -----------
          Total Long Term Liabilities                                    9,141
                                                                    -----------
Stockholder's Equity
     Common Stock, par value $1 per share, 1000 shares
     authorized, 49 shares issued and outstanding                           49
     Additional Paid-In Capital                                            951
     Retained Deficit                                                  (64,402)
                                                                    -----------
          Total Stockholder's Equity                                   (63,402)
                                                                    -----------

          Total Liabilities and Stockholder's Equity                $1,903,816
                                                                    -----------
                                                                    -----------

                           THRESHOLD COMMUNICATIONS, INC.

                     Statement of Operations and Retained Deficit
                         For the Period Ending March 31, 1996
                                     (Unaudited)

Sales                                                               $  136,325

Cost of Sales                                                          124,594
                                                                    -----------

Gross Profit                                                            11,731

Expenses                                                                37,251
                                                                    -----------

Operating Loss Before Other Income,
Expenses and Income Taxes                                              (25,520)
                                                                    -----------
Other Income and Expenses
     Interest Income                                                     2,000
     Depreciation                                                       28,722
     Amortization                                                        2,839
     Interest  Expense                                                       5
                                                                    -----------
          Total Other Income and Expenses                              (29,566)
                                                                    -----------

Net Loss                                                               (55,086)
Retained Earnings, Beginning of Period                                  (9,316)
                                                                    -----------

Retained Deficit, End of Period                                     $  (64,402)
                                                                    -----------
                                                                    -----------

                           THRESHOLD COMMUNICATIONS, INC.

                               Statement of Cash Flows
                         For the Period Ending March 31, 1996
                                     (Unaudited)


Cash Flows from Operating Activities
    Net Loss                                                       $  (55,086)

    Adjustments to Reconcile Net Loss to
    Net Cash Used by Operations:
    Depreciation and Amortization                         31,561
    Changes in:
    Accounts Receivable                                 (185,133)
    Prepaid Expense                                      (17,814)
    Accounts Payable                                     493,173
                                                       ----------
         Total Adjustments                                            321,787
                                                                   -----------
Net Cash Provided By Operating Activities                             266,701

Cash Flows From Investing Activities
    Loan Receivable                                     (280,208)
    Deferred Acquisition Costs                           150,000
    Other Assets                                        (547,821)
    Additions to Equipment                              (502,000)
                                                       ----------
Net Cash Used By Investing Activities                              (1,180,029)

Cash Flows From Financing Activities
    Net Proceeds of  Shareholder Loans                     2,098
    Proceeds from Loan Payable                           914,000
    Net Cash Provided by Financing Activities                         916,098
                                                                   -----------
    Net Increase in Cash                                                2,770
Cash, Beginning of  Period                                                329
                                                                   -----------
Cash, End of  Period                                               $    3,099
                                                                   -----------
                                                                   -----------

                           THRESHOLD COMMUNICATIONS, INC.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) BUSINESS ACTIVITY

Threshold Communications, Inc. (the "Company") was organized on May 15, 1995 to, among other things, engage in the radio paging business to service the New York Metropolitan Area.

(B) RECOGNITION OF REVENUE

The Company invoices its customers in the beginning of the month for that months service and recognizes revenues at time of billing.

(C) EQUIPMENT

Equipment is recorded at cost. Depreciation is provided using accelerated methods over the estimated useful lives of the respective assets (5 to 7 years). Depreciation expense charged to operations for the period ending March 31, 1996 was $28,722.

(D) PAGING LICENSES

This intangible asset is being amortized over a fifteen year period. Amortization expense charged to operations for the period ending March 31, 1996 was $ 2,839.

(E) MANAGEMENT AGREEMENT

The Company has agreed to pay a fee equal to the gross profit on its Skytel accounts to NITAS, Inc. (formerly General Communications and Electronics Corp.) for billing, collections and servicing. This agreement was terminated on March 22, 1996.

NOTE 2 - ACQUISITION

On October 18, 1995, the Company acquired a paging subscriber base, associated paging hardware, and a paging carrier agreement with Skytel -Registered Trademark-, a company that provides nationwide paging, voice messaging and related messaging services to subscribers and others.

On March 22, 1996, the Company entered into an agreement to acquire 6,000 paging service subscribers and other related assets. The Company also entered into an agreement to acquire 56 2/3% of General Tower of America, Inc. (a two-way radio sales and service provider). The Company paid $914,000 for both acquisitions and assumed certain off setting assets and liabilities.
 In addition the Company gave the principal of the acquisition a consulting agreement for one year, at $31,500 per year.

                           THRESHOLD COMMUNICATIONS, INC.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS

                                     (CONTINUED)


NOTE 3 - LOAN RECEIVABLE

On June 7, 1995, the Company lent $100,000 to one of its consultants. The loan is due on December 31, 1996 and bears an interest rate of 8% payable on demand.

NOTE 4 - LOAN PAYABLE

On November 1, 1995, the Company entered into an agreement (the "Agreement") with Electronics Communications Corp. ("ELCC") which superseded a prior agreement between the parties. Under the Agreement, in consideration of advances, the Company gave an exclusive option to ELCC to acquire or invest in the Company on terms to be mutually agreed upon. The option agreement further provides that if, on or before January 31, 1996, the Acquisition of the Company by ELCC or an investment by ELCC in the Company has not been consummated, ELCC may demand repayment of these advances. If such advances are not repaid within ten business days of such demand, ELCC, at its option, may foreclose 100% of the Company's stock which has been pledged as collateral for the advances. At this time there has not been any definitive agreement to acquire or invest in the Company. The Company has borrowed $550,000 for the period ending March 31, 1996.

On March 22, 1996, the Company borrowed an additional $175,000 in cash and $389,000 in securities from ELCC. In addition, ELCC guaranteed the Company's obligation in connection with the above mentioned acquisitions.

NOTE 5 - INCOME TAXES

The Company has adopted the liability method of accounting for income taxes, as set forth in Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under the liability method, deferred taxes are determined based on the difference between the financial statement and tax basis of assets and liabilities at enacted tax rates in effect in the years in which the differences are expected to reverse.

NOTE 6 - NEWLY ISSUED STANDARDS

The Company does not offer benefits covered by Statements of Financial Accounting Standards No. 106 "Employers' Accounting for Post Retirement Benefits Other Than Pensions" and No. 112, "Employers' Accounting for Post Employment Benefits" and therefore is not affected by these statements.

The Company has elected to adopt Statements of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Statements". The Company has no financial instruments as of March 31, 1996.

                           THRESHOLD COMMUNICATIONS, INC.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS

                                     (CONTINUED)

NOTE 6 - NEWLY ISSUED STANDARDS- (Continued)

The Company adopted Statement of Financial Statements Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Statement requires the Company to classify investment securities as (i) held for investment purposes (held to maturity); (ii) available for sale and (iii) held for trading purposes. At March 31, 1996, the Company held no investment securities covered by this statement.

NOTE 7 - OPERATING LEASE

The Company leases a radio paging transmission facility. Minimum future lease payments under the capital lease at March 31, 1996 and for each of the next five years are:

                         1996       $6,291
                         1997       $8,388
                         1998       $8,660
                         1999       $8,854
                         2000       $3,689
                                   -------
Total Minimum Lease Payments:      $35,882
                                   -------
                                   -------

NOTE 8 - NOTES PAYABLE - STOCKHOLDER

The Company's sole shareholder has advanced the Company money from time to time as needed. The note does not require a scheduled payout and bears no interest.

NOTE 9 - SUBSEQUENT EVENT

On June 28, 1996, the Company issued 51 shares of common stock and sold them to Electronics Communications Corp. ("ELCC") for $1,114,000. This transaction will account for 51% of ownership.

                       GENERAL COMMUNICATIONS ELECTRONICS CORP.

                                 FINANCIAL STATEMENTS

                             YEAR ENDED DECEMBER 31, 1995

                                       TABLE OF

                                       CONTENTS


                                                              Pages
                                                              -----
Balance Sheet  .............................................     1
Statement of Operations and Retained Deficit ...............     2
Statement of Cash Flows ....................................     3
Notes to Unaudited Financial Statements ....................   4-6

                       GENERAL COMMUNICATIONS ELECTRONICS CORP.

                                    Balance Sheet
                                  December 31, 1995
                                     (Unaudited)
                                        Assets

Current Assets
     Cash                                                          $     1,633
     Accounts Receivable                                               168,337
     Inventory                                                          10,668
     Loan Receivable                                                   123,427
     Prepaid Expenses                                                    9,176
                                                                   ------------
          Total Current Assets                                         313,241
                                                                   ------------

Property and Equipment
     Property and Equipment                                          2,077,502
     Accumulated Depreciation                                       (1,665,024)
                                                                   ------------
          Net Property and Equipment                                   412,478
                                                                   ------------

Other Assets
     Intangible Assets (Net of Amortization)                           438,177
     Security Deposits                                                  23,679
                                                                   ------------
          Total Other Assets                                           461,856
                                                                   ------------

          Total Assets                                             $ 1,187,575
                                                                   ------------
                                                                   ------------

                         Liabilities and Stockholders' Equity
Current Liabilities
     Accounts Payable                                              $   399,412
     Accrued Expenses and Taxes Payable                                 14,381
     Shareholder Loans                                               1,174,721
     Customer Deposits                                                  22,105
     Security Deposits                                                   2,400
                                                                   ------------
          Total Current Liabilities                                  1,613,019
                                                                   ------------

Stockholders' Equity
     Common Stock                                                      315,000
     Additional  Paid-In  Capital                                      200,000
     Retained Deficit                                                 (940,444)
                                                                   ------------
          Total Stockholders' Equity                                  (425,444)
                                                                   ------------

          Total Liabilities and Stockholders' Equity               $ 1,187,575
                                                                   ------------
                                                                   ------------

                       GENERAL COMMUNICATIONS ELECTRONICS CORP.

                     Statement of Operations and Retained Deficit
                       For the Period Ending December 31, 1995
                                     (Unaudited)

Sales                                                               $1,951,968

Cost of Sales                                                          922,754
                                                                    -----------

Gross Profit                                                         1,029,214

Expenses                                                               772,183
                                                                    -----------

Operating Income Before Other
Expenses and Income Taxes                                              257,031
                                                                    -----------

Other Expenses
     Depreciation                                                      204,000
     Amortization                                                       41,523
                                                                    -----------
          Total Other Expenses                                         245,523
                                                                    -----------

Income Before Income Taxes                                              11,508
     Income Taxes                                                            0
                                                                    -----------

Net Income                                                              11,508
Retained Deficit, Beginning of Period                                 (951,952)
                                                                    -----------

Retained Deficit, End of Period                                      ($940,444)
                                                                    -----------
                                                                    -----------

                       GENERAL COMMUNICATIONS ELECTRONICS CORP.

                               Statement of Cash Flows
                       For the Period Ending December 31, 1995
                                     (Unaudited)


Cash Flows from Operating Activities
    Net Income                                                        $11,508

    Adjustments to Reconcile Net Loss to
    Net Cash Used by Operations:
      Depreciation and Amortization                      245,523
    Changes in:
      Accounts Receivable                                (45,890)
      Inventory                                           73,972
      Prepaid Expenses                                      (670)
      Accounts Payable                                   (86,485)
      Accrued Expenses and Taxes Payable                  (2,397)
      Customer Deposits                                      377
                                                        ---------
         Total Adjustments                                            184,430
                                                                    ----------
Net Cash Provided By Operating Activities                             195,938
                                                                    ----------

Cash Flows From Investing Activities
    Loan Receivable                                      (30,145)
    Additions to Equipment                              (151,844)
                                                        ---------
Net Cash Used By Investing Activities                                (181,989)
                                                                    ----------

Cash Flows From Financing Activities
    Payments of Shareholder Loans                        (29,101)
                                                        ---------
    Net Cash Used by Financing Activities                             (29,101)
                                                                    ----------
    Net Decrease in Cash                                              (15,152)
Cash, Beginning of  Period                                             16,785
                                                                    ----------
Cash, End of  Period                                                $   1,633
                                                                    ----------
                                                                    ----------

                       GENERAL COMMUNICATIONS ELECTRONICS CORP.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) BUSINESS ACTIVITY

The Company engages in the radio paging business in the New York Metropolitan Area.

(B) RECOGNITION OF REVENUE

The Company invoices its customers in the beginning of the month for that months services and recognizes revenues at the time of billing.

(C) PROPERTY AND EQUIPMENT

Property and Equipment are recorded at cost. Depreciation is provided using accelerated methods over the estimated useful lives of the respective assets (5 to 7 years). Depreciation expense charged to operations for the period ending December 31, 1995 was $ 204,000.

(D) INVENTORY

Inventory consists solely of finished goods and are valued at the lower of cost or market. Cost is determined using the first in, first out method.

(E) PAGING LICENSES

This intangible asset is being amortized over a fifteen year period. Amortization expense charged to operations for the period ending December 31, 1995 was $ 41,523.

(F) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

(G) INCOME TAXES

The company has elected to be treated as a subchapter "S" corporation for the purposes of federal income taxes, accordingly no tax provision has been made.

                       GENERAL COMMUNICATIONS ELECTRONICS CORP.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS

                                     (CONTINUED)


(H) ALLOWANCE FOR DOUBTFUL ACCOUNTS

The Company's account receivable are net of $20,952 allowance for doubtful accounts.

NOTE 2- RELATED PARTIES

The loan receivable represents amounts due from a company controlled by a shareholder of the Company. The note does not require a scheduled payout and bears no interest.

NOTE 3- SHAREHOLDER LOANS

The Company's sole shareholder has advanced the Company money from time to time as needed. The loan does not require a scheduled payout and bears minimal interest.

NOTE 4- NEWLY ISSUED STANDARDS

The Company does not offer benefits covered by Statements of Financial Accounting Standards No. 106 "Employers' Accounting for Post Retirement Benefits Other Than Pensions" and No. 112, "Employers' Accounting for Post Employment Benefits" and therefore is not affected by these statements.

The Company has elected to adopt Statements of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Statements". The Company has no financial instruments as of December 31, 1995.

The Company adopted Statement of Financial Statements Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Statement requires the Company to classify investment securities as (i) held for investment purposes (held to maturity); (ii) available for sale and (iii) held for trading purposes. At December 31, 1995, the Company held no investment securities covered by this statement.

NOTE 5- OPERATING LEASE

The Company leases its office, repair and service facility. This lease expires on May 6, 1997. The minimum future lease payments under the capital lease at December 31, 1995 and for the remainder of the lease are:

                              1996      $54,604
                              1997      $24,268
                                        -------

     Total Minimum Lease Payments:      $78,872
                                        -------

                       GENERAL COMMUNICATIONS ELECTRONICS CORP.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS

                                     (CONTINUED)

NOTE 6 - COMMON STOCK

The Company has 100 shares of no par common stock issued and outstanding at December 31, 1995.

NOTE 7- SUBSEQUENT EVENTS

On March 22, 1996, the Company sold substantially all of its assets to Threshold Communications, Inc.for $889,000. In addition, the buyer gave the shareholder a consulting agreement for one year, at $31,500 per year.

                       GENERAL COMMUNICATIONS ELECTRONICS CORP.

                                 FINANCIAL STATEMENTS

                           FOR PERIOD ENDED MARCH 21, 1996

                                       TABLE OF

                                       CONTENTS


                                                     Pages
                                                     -----
Balance Sheet  ...................................     1
Statement of Operations and Retained Deficit .....     2
Statement of Cash Flows ..........................     3
Notes to Unaudited Financial Statements ..........   4-6

                       GENERAL COMMUNICATIONS ELECTRONICS CORP.

                                    Balance Sheet
                                    March 21, 1996
                                     (Unaudited)
                                        Assets

Current Assets
     Cash                                                           $      270
     Accounts Receivable                                               215,020
     Inventory                                                          50,081
     Loan Receivable                                                    79,852
     Prepaid Expenses                                                    4,992
                                                                    -----------
          Total Current Assets                                         350,215
                                                                    -----------
Property and Equipment
     Property and Equipment                                          1,971,249
     Accumulated Depreciation                                       (1,627,391)
                                                                    -----------
          Net Property and Equipment                                   343,858
                                                                    -----------

Other Assets
     Intangible Assets (Net of Amortization)                           427,796
     Security Deposits                                                  22,542
                                                                    -----------
          Total Other Assets                                           450,338
                                                                    -----------

          Total Assets                                              $1,144,411
                                                                    -----------
                                                                    -----------

                         Liabilities and Stockholders' Equity
Current Liabilities
     Accounts Payable                                               $  447,615
     Accrued Expenses and Taxes Payable                                 13,218
     Shareholder Loans                                               1,126,510
     Customer Deposits                                                  21,984
     Security Deposits                                                   2,400
                                                                    -----------
          Total Current Liabilities                                  1,611,727
                                                                    -----------

Stockholders' Equity
     Common Stock                                                      315,000
     Additional  Paid-In  Capital                                      200,000
     Retained Deficit                                                 (982,316)
                                                                    -----------
          Total Stockholders' Equity                                  (467,316)
                                                                    -----------

          Total Liabilities and Stockholders' Equity                $1,144,411
                                                                    -----------
                                                                    -----------

                       GENERAL COMMUNICATIONS ELECTRONICS CORP.

                     Statement of Operations and Retained Deficit
                         For the Period Ending March 21, 1996
                                     (Unaudited)

Sales                                                               $  426,671

Cost of Sales                                                          254,921
                                                                    -----------
Gross Profit                                                           171,750

Expenses                                                               168,241
                                                                    -----------

Operating Income Before Other
Expenses and Income Taxes                                                3,509
                                                                    -----------

Other Expenses
     Depreciation                                                       35,000
     Amortization                                                       10,381
                                                                    -----------
          Total Other Expenses                                          45,381
                                                                    -----------

Loss Before Income Taxes                                               (41,872)
     Income Taxes                                                            0
                                                                    -----------

Net Loss                                                               (41,872)
Retained Deficit, Beginning of Period                                 (940,444)
                                                                    -----------

Retained Deficit, End of Period                                      ($982,316)
                                                                    -----------
                                                                    -----------

                       GENERAL COMMUNICATIONS ELECTRONICS CORP.

                               Statement of Cash Flows
                         For the Period Ending March 21, 1996
                                     (Unaudited)


Cash Flows from Operating Activities
  Net Loss                                                           $(41,872)

Adjustments to Reconcile Net Loss to
Net Cash Used by Operations:
  Depreciation and Amortization                           45,381
Changes in:
  Accounts Receivable                                    (46,683)
  Inventory                                              (39,413)
  Prepaid Expenses                                         4,184
  Security Deposits                                        1,137
  Accounts Payable                                        48,203
  Accrued Expenses and Taxes Payable                      (1,163)
  Customer Deposits                                         (121)
                                                         --------
         Total Adjustments                                             11,525
                                                                     ---------
Net Cash Used By Operating Activities                                 (30,347)
                                                                     ---------

Cash Flows From Investing Activities
    Loan Receivable                                       43,575
    Subtractions to Equipment                             33,620
                                                         --------
Net Cash Provided By Investing Activities                              77,195
                                                                     ---------

Cash Flows From Financing Activities
    Payments of Shareholder Loans                        (48,211)
                                                         --------
    Net Cash Used by Financing Activities                             (48,211)
                                                                     ---------
    Net Decrease in Cash                                               (1,363)
Cash, Beginning of  Period                                              1,633
                                                                     ---------
Cash, End of  Period                                                 $    270
                                                                     ---------
                                                                     ---------

                       GENERAL COMMUNICATIONS ELECTRONICS CORP.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) BUSINESS ACTIVITY

The Company engages in the radio paging business in the New York Metropolitan Area.

(B) RECOGNITION OF REVENUE

The Company invoices its customers in the beginning of the month for that months services and recognizes revenues at the time of billing.

(C) PROPERTY AND EQUIPMENT

Property and Equipment are recorded at cost. Depreciation is provided using accelerated methods over the estimated useful lives of the respective assets (5 to 7 years). Depreciation expense charged to operations for the period ending March 21, 1996 was $ 35,000.

(D)INVENTORY

Inventory consists solely of finished goods and are valued at the lower of cost or market. Cost is determined using the first in, first out method.

(E) PAGING LICENSES

This intangible asset is being amortized over a fifteen year period. Amortization expense charged to operations for the period ending March 21, 1996 was $ 10,381.

(F) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

(G) INCOME TAXES

The company has elected to be treated as a subchapter "S" corporation for the purposes of federal income taxes, accordingly no tax provision has been made.

                       GENERAL COMMUNICATIONS ELECTRONICS CORP.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS

                                     (CONTINUED)


(H) ALLOWANCE FOR DOUBTFUL ACCOUNTS

The Company's account receivable are net of $23,680 allowance for doubtful accounts.

NOTE 2- RELATED PARTIES

The loan receivable represents amounts due from a company controlled by a shareholder of the Company. The note does not require a scheduled payout and bears no interest.

NOTE 3- SHAREHOLDER LOANS

The Companay's sole shareholder has advanced the Company money from time to time as needed. The loan does not require a scheduled payout and bears minimal interest.

NOTE 4- NEWLY ISSUED STANDARDS

The Company does not offer benefits covered by Statements of Financial Accounting Standards No. 106 "Employers' Accounting for Post Retirement Benefits Other Than Pensions" and No. 112, "Employers' Accounting for Post Employment Benefits" and therefore is not affected by these statements.

The Company has elected to adopt Statements of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Statements". The Company has no financial instruments as of March 21, 1996.

The Company adopted Statement of Financial Statements Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Statement requires the Company to classify investment securities as (i) held for investment purposes (held to maturity); (ii) available for sale and (iii) held for trading purposes. At March 21, 1996, the Company held no investment securities covered by this statement.

NOTE 5- OPERATING LEASE

The Company leases its office, repair and service facility. This lease expires on May 6, 1997. The minimum future lease payments under the capital lease at March 21, 1996 for the remainder of the lease are:

                              1996      $40,953
                              1997      $24,268
                                        -------

     Total Minimum Lease Payments:      $65,221
                                        -------
                                        -------

                       GENERAL COMMUNICATIONS ELECTRONICS CORP.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS

                                     (CONTINUED)

NOTE 6 - COMMON STOCK

The Company has 100 shares of no par common stock issued and outstanding at March 21, 1996.

                              NOTE 7- SUBSEQUENT EVENTS

On March 22, 1996, the Company sold substantially all of its assets to Threshold Communications, Inc.for $889,000. In addition, the buyer gave the shareholder a consulting agreement for one year, at $31,500 per year.

                           GENERAL TOWERS OF AMERICA, INC.

                                 FINANCIAL STATEMENTS

                             YEAR ENDED DECEMBER 31, 1995

                                       TABLE OF

                                       CONTENTS


                                                          Pages
                                                          -----
Balance Sheet  ........................................     1
Statement of Operations and Retained Deficit ..........     2
Statement of Cash Flows ...............................     3
Notes to Unaudited Financial Statements ...............   4-5

                           GENERAL TOWERS OF AMERICA, INC.

                                    Balance Sheet
                                  December 31, 1995
                                     (Unaudited)


                                        Assets

Current Assets
     Cash                                                            $   6,001
     Accounts Receivable                                                73,128
     Inventory                                                          20,168
                                                                     ----------
          Total Current Assets                                          99,297
                                                                     ----------

Equipment
     Equipment                                                          11,486
     Accumulated Depreciation                                           (2,297)
                                                                     ----------
          Net Equipment                                                  9,189
                                                                     ----------


          Total Assets                                               $ 108,486
                                                                     ----------
                                                                     ----------

                         Liabilities and Stockholders' Equity
Current Liabilities
     Accounts Payable                                                $  20,196
     Sales Tax Payable                                                     892
     Loan Payable                                                      123,427
                                                                     ----------
          Total Current Liabilities                                    144,515
                                                                     ----------

Stockholders' Equity
     Common Stock                                                            0
     Retained Deficit                                                  (36,029)
                                                                     ----------
          Total Stockholders' Equity                                   (36,029)
                                                                     ----------

          Total Liabilities and Stockholders' Equity                 $ 108,486
                                                                     ----------
                                                                     ----------

                           GENERAL TOWERS OF AMERICA, INC.

                     Statement of Operations and Retained Deficit
                       For the Period Ending December 31, 1995
                                     (Unaudited)

Sales                                                               $  579,723

Cost of Sales                                                          521,904
                                                                    -----------
Gross Profit                                                            57,819

Expenses                                                                57,083
                                                                    -----------

Operating Income Before Other
Expenses and Income Taxes                                                  736
                                                                    -----------

Other Expenses
     Depreciation                                                        2,297
                                                                    -----------
          Total Other Expenses                                           2,297
                                                                    -----------

Loss Before Income Taxes                                                (1,561)
     Income Taxes                                                            0
                                                                    -----------

Net Loss                                                                (1,561)
Retained Deficit, Beginning of Period                                  (34,468)
                                                                    -----------

Retained Deficit, End of Period                                       ($36,029)
                                                                    -----------
                                                                    -----------

                           GENERAL TOWERS OF AMERICA, INC.

                               Statement of Cash Flows
                       For the Period Ending December 31, 1995
                                     (Unaudited)


Cash Flows from Operating Activities
    Net Loss                                                         $ (1,561)

    Adjustments to Reconcile Net Loss to
    Net Cash Used by Operations:
      Depreciation                                         2,297
    Changes in:
      Accounts Receivabl                                   3,222
      Inventory                                           (4,791)
      Accounts Payable                                   (14,890)
      Sales Tax Payable                                   (1,474)
                                                        ---------
         Total Adjustments                                            (15,636)
                                                                     ---------
Net Cash Used By Operating Activities                                 (17,197)
                                                                     ---------

Cash Flows From Investing Activities
    Additions to Equipment                               (11,486)
                                                        ---------
Net Cash Used By Investing Activities                                 (11,486)
                                                                     ---------

Cash Flows From Financing Activities
    Proceeds from Loan Payable                            30,145
                                                        ---------
    Net Cash Provided by Financing Activities                          30,145
                                                                     ---------
    Net Increase in Cash                                                1,462
Cash, Beginning of  Period                                              4,539
                                                                     ---------
Cash, End of  Period                                                 $  6,001
                                                                     ---------
                                                                     ---------

                           GENERAL TOWERS OF AMERICA, INC.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) BUSINESS ACTIVITY

The Company is a two way radio provider in the New York Metropolitan Area.

(B) RECOGNITION OF REVENUE

The Company invoices its customers in the beginning of the month for that months services and recognizes revenues at the time of billing.

(C) EQUIPMENT

Equipment is recorded at cost. Depreciation is provided using accelerated methods over the estimated useful lives of the respective assets (5 to 7 years). Depreciation expense charged to operations for the period ending December 31, 1995 was $ 2,297.

(D) INVENTORY

Inventory consists solely of finished goods and are valued at the lower of cost or market. Cost is determined using the first in, first out method.

(E) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

(F) INCOME TAXES

The company has elected to be treated as a subchapter "S" corporation for the purposes of federal income taxes, accordingly no tax provision has been made.

(G) ALLOWANCE FOR DOUBTFUL ACCOUNTS

Due to past collection experiences, the Company has not recorded an allowance for doubtful accounts.

                           GENERAL TOWERS OF AMERICA, INC.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS

                                     (CONTINUED)


NOTE 2 - RELATED PARTIES

The loan payable represents amounts due to a company owned by a shareholder of the Company. The note does not require a scheduled payout and bears no interest

The Company uses an office and warehouse facility from a company owned by a shareholder of the Company and pays a fee to that company for its uses. The rental fee for the year ended 1995 was $5,500.


NOTE 3 - NEWLY ISSUED STANDARDS

The Company does not offer benefits covered by Statements of Financial Accounting Standards No. 106 "Employers' Accounting for Post Retirement Benefits Other Than Pensions" and No. 112, "Employers' Accounting for Post Employment Benefits" and therefore is not affected by these statements.

The Company has elected to adopt Statements of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Statements". The Company has no financial instruments as of December 31, 1995.

The Company adopted Statement of Financial Statements Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Statement requires the Company to classify investment securities as (i) held for investment purposes (held to maturity); (ii) available for sale and (iii) held for trading purposes. At December 31, 1995, the Company held no investment securities covered by this statement.

NOTE 4 - COMMON STOCK

The Company has 100 shares of no par common stock issued and outstanding at December 31, 1995.

NOTE 5 - SUBSEQUENT EVENTS

On March 22, 1996, a shareholder of the Company sold all of his shares of the Company to Threshold Communications, Inc. for $1. This transaction accounted for 56 2/3% of the outstanding shares of the Company.

                           GENERAL TOWERS OF AMERICA, INC.

                                 FINANCIAL STATEMENTS

                           FOR PERIOD ENDED MARCH 21, 1996

                                       TABLE OF

                                       CONTENTS


                                                    Pages
                                                    -----
Balance Sheet ....................................     1
Statement of Operations and Retained Deficit .....     2
Statement of Cash Flows ..........................     3
Notes to Unaudited Financial Statements ..........   4-5

                           GENERAL TOWERS OF AMERICA, INC.

                                    Balance Sheet
                                    March 21, 1996
                                     (Unaudited)

                                        Assets

Current Assets
     Cash                                                            $   6,957
     Accounts Receivable                                                76,314
                                                                     ----------
          Total Current Assets                                          83,271
                                                                     ----------
Equipment
     Equipment                                                          11,486
     Accumulated Depreciation                                           (3,676)
                                                                     ----------
          Net Equipment                                                  7,810
                                                                     ----------

          Total Assets                                               $  91,081
                                                                     ----------
                                                                     ----------
                           Liabilities and Stockholders' Equity

Current Liabilities
     Accounts Payable                                                $  46,160
     Sales Tax Payable                                                   2,118
     Loan Payable                                                       79,852
                                                                     ----------
          Total Current Liabilities                                    128,130
                                                                     ----------
Stockholders' Equity
     Common Stock                                                            0
     Retained Deficit                                                  (37,049)
                                                                     ----------
          Total Stockholders' Equity                                   (37,049)
                                                                     ----------
          Total Liabilities and Stockholders' Equity                 $  91,081
                                                                     ----------
                                                                     ----------

                           GENERAL TOWERS OF AMERICA, INC.

                     Statement of Operations and Retained Deficit
                         For the Period Ending March 21, 1996
                                     (Unaudited)

Sales                                                                $ 132,836

Cost of Sales                                                          118,477
                                                                     ----------
Gross Profit                                                            14,359

Expenses                                                                14,001
                                                                     ----------
Operating Income Before Other
Expenses and Income Taxes                                                  358
                                                                     ----------
Other Expenses
     Depreciation                                                        1,378
                                                                     ----------
          Total Other Expenses                                           1,378
                                                                     ----------
Loss Before Income Taxes                                                (1,020)
     Income Taxes                                                            0
                                                                     ----------
Net Loss                                                                (1,020)
Retained Deficit, Beginning of Period                                  (36,029)
                                                                     ----------
Retained Deficit, End of Period                                      $ (37,049)
                                                                     ----------
                                                                     ----------

                           GENERAL TOWERS OF AMERICA, INC.

                               Statement of Cash Flows
                         For the Period Ending March 21, 1996
                                     (Unaudited)

Cash Flows from Operating Activities
Net Loss                                                             $  (1,020)

Adjustments to Reconcile Net Loss to
Net Cash Used by Operations:
  Depreciation                                            1,378
Changes in:
  Accounts Receivable                                    (3,186)
  Inventory                                              20,168
  Accounts Payable                                       25,965
  Sales Tax Payable                                       1,226
                                                        --------
          Total Adjustments                                             45,551
                                                                      ---------
Net Cash Provided By Operating Activities                               44,531
                                                                      ---------

Cash Flows From Financing Activities
     Proceeds from Loan Payable                         (43,575)
                                                        --------
     Net Cash Used by Financing Activities                             (43,575)
                                                                      ---------
     Net Increase in Cash                                                  956
Cash, Beginning of  Period                                               6,001
                                                                      ---------
Cash, End of  Period                                                  $  6,957
                                                                      ---------
                                                                      ---------

                           GENERAL TOWERS OF AMERICA, INC.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) BUSINESS ACTIVITY

The Company is a two way radio provider in the New York Metropolitan Area.

(B) RECOGNITION OF REVENUE

The Company invoices its customers in the beginning of the month for that months services and recognizes revenues at the time of billing.

(C) EQUIPMENT

Equipment is recorded at cost. Depreciation is provided using accelerated methods over the estimated useful lives of the respective assets (5 to 7 years). Depreciation expense charged to operations for the period ending March 21, 1996 was $ 1,378.


(D) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

(E) INCOME TAXES

The company has elected to be treated as a subchapter "S" corporation for the purposes of federal income taxes, accordingly no tax provision has been made.

(F) ALLOWANCE FOR DOUBTFUL ACCOUNTS

Due to past collection experiences, the Company has not recorded an allowance for doubtful accounts.

NOTE 2 - RELATED PARTIES

The loan payable represents amounts due to a company owned by a shareholder of the Company. The note does not require a scheduled payout and bears no interest

                           GENERAL TOWERS OF AMERICA, INC.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS

                                     (CONTINUED)

NOTE 3 - NEWLY ISSUED STANDARDS

The Company does not offer benefits covered by Statements of Financial Accounting Standards No. 106 "Employers' Accounting for Post Retirement Benefits Other Than Pensions" and No. 112, "Employers' Accounting for Post Employment Benefits" and therefore is not affected by these statements.

The Company has elected to adopt Statements of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Statements". The Company has no financial instruments as of March 21, 1996.

The Company adopted Statement of Financial Statements Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Statement requires the Company to classify investment securities as (i) held for investment purposes (held to maturity); (ii) available for sale and (iii) held for trading purposes. At March 21, 1996, the Company held no investment securities covered by this statement.

NOTE 4 - COMMON STOCK

The Company has 100 shares of no par common stock issued and outstanding at March 21, 1996.

NOTE 5- SUBSEQUENT EVENTS

 On March 22, 1996, a shareholder of the Company sold all of his shares of the Company to Threshold Communications, Inc. for $1. This transaction accounted for 56 2/3% of the outstanding shares of the Company.

                            THRESHOLD COMMUNICATIONS, INC.
                    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                             YEAR ENDED DECEMBER 31, 1995
                                     (UNAUDITED)




                                   HISTORICAL     HISTORICAL     HISTORICAL      PRO FORMA        TCI
                                      TCI            GCE            GTA         ADJUSTMENTS    PRO FORMA
Sales                               $ 123,394     $1,951,968    $   579,723(1) $  (243,377)    $2,411,708
Cost of Sales                         123,394        922,754        521,904(1)    (243,377)     1,324,675
                                    ----------    -----------   ------------                   -----------
Gross Profit                                -      1,029,214         57,819                     1,087,033

Operating Expenses                      5,073        762,998         57,083                       825,154
                                    ----------    -----------   ------------                   -----------
Operating Profit (Loss)                (5,073)       266,216            736                       261,879

Other Income and Expense
Interest Income                         4,560              -              -                         4,560
Interest Expense                            -         (9,185)             -                        (9,185)
Depreciation & Amortization            (7,899)      (245,523)        (2,297)(2)     (2,402)      (258,121)
                                    ----------    -----------   ------------                   -----------
Total Other Income & Expense           (3,339)      (254,708)        (2,297)                     (262,746)

Minority Interest in Loss                   -              -              - (3)        671            671
Provision For Taxes                      (904)             -              -                          (904)
                                    ----------    -----------   ------------                   -----------
Net Income (Loss) for Period        $  (9,316)    $   11,508    $    (1,561)                   $   (1,100)
                                    ----------    -----------   ------------                   -----------
                                    ----------    -----------   ------------                   -----------


                            THRESHOLD COMMUNICATIONS, INC.
                             NOTES TO UNAUDITED PRO FORMA
                         CONSOLIDATED STATEMENT OF OPERATIONS

                             YEAR ENDED DECEMBER 31, 1995

NOTE 1

    To eliminate intercompany sales and corresponding cost of sales.

NOTE 2

    To amortize the difference between the cost paid by TCI over the book value of GTA for a fifteen year period.

              Amount paid for GTA                     $       1
              Book Value at  December 31, 1995          (36,029)
                                                      ----------
              Amount paid in excess of book value     $  36,028
                                                      ----------
                                                      ----------

              Amount of amortization for 1995         $   2,402
                                                      ----------
                                                      ----------

NOTE 3

    To record minority interest in loss which is calculated as follows:

         Net Loss of GTA     Minority %     Minority Interest
            $  1,561           43.33           $  (671)
            --------                           --------
            --------                           --------

                            THRESHOLD COMMUNICATIONS, INC.
                    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                             PERIOD ENDED MARCH 31, 1996
                                     (UNAUDITED)




                                   HISTORICAL     HISTORICAL     HISTORICAL      PRO FORMA        TCI
                                      TCI            GCE            GTA         ADJUSTMENTS    PRO FORMA
Sales                              $  136,325     $  426,671     $  132,836(1)   $  (116,340)  $  579,492
Cost of Sales                         124,594        254,921        118,477(1)      (116,340)     381,652
                                   -----------    -----------    -----------                   -----------
Gross Profit                           11,731        171,750         14,359                       197,840

Operating Expenses                     40,090        178,622         14,001                       232,713
                                   -----------    -----------    -----------                   -----------
Operating Profit (Loss)               (28,359)        (6,872)           358                       (34,873)

Other Income and Expense
Interest Income                         2,000              -              -                         2,000
Interest Expense                           (5)             -              -                            (5)
Depreciation & Amortization           (28,722)       (35,000)        (1,378)                      (65,100)
                                   -----------    -----------    -----------                   -----------
Total Other Income & Expense          (26,727)       (35,000)        (1,378)                      (63,105)

Minority Interest in Loss                   -              -              -(2)          442            442
                                   -----------    -----------    -----------                   -----------
Net Income (Loss) for Period       $  (55,086)    $  (41,872)    $   (1,020)                   $  (97,536)
                                   -----------    -----------    -----------                   -----------
                                   -----------    -----------    -----------                   -----------


                            THRESHOLD COMMUNICATIONS, INC.
                             NOTES TO UNAUDITED PRO FORMA
                         CONSOLIDATED STATEMENT OF OPERATIONS

                             PERIOD ENDED MARCH 31, 1996

NOTE 1

    To eliminate intercompany sales and corresponding cost of sales.

NOTE 2

    To record minority interest in net income.

                          ELECTRONICS COMMUNICATIONS, CORP.
                               PRO FORMA BALANCE SHEET

                                    MARCH 31, 1996
                                     (UNAUDITED)




                                        HISTORICAL     HISTORICAL     PRO FORMA         ELCC
                                          ELCC          TCI, INC.    ADJUSTMENTS      PRO FORMA
   CURRENT ASSETS
CASH                                  $ 1,154,329     $    3,099                    $1,157,428
ACCOUNTS RECEIVABLE                     1,276,394        185,133                     1,461,527
INVENTORY                                 550,099                                      550,099
BID DEPOSIT                             1,000,000                                    1,000,000
LOANS RECEIVABLE                        1,114,000        384,768    ($1,114,000)(2)    384,768
PREPAID EXPENSES                           82,588         17,815                       100,403
INVESTMENT IN TCI                              -              -       1,114,000 (2)          -
                                                                     (1,114,000)(3)
                                      -----------    -----------                    ----------
   TOTAL CURRENT ASSETS                 5,177,410        590,815                     4,654,225

  PROPERTY AND EQUIPMENT
PROPERTY AND  EQUIPMENT                   454,755        652,000        250,000 (3)  1,356,755
ACCUMULATED DEPRECIATION                  (86,483)       (34,076)        (1,562)(5)   (122,121)
                                      -----------    -----------                    ----------
  NET PROPERTY AND EQUIPMENT              368,272        617,924                     1,234,634

   OTHER ASSETS
DEFERRED PRIVATE PLACEMENT COSTS          364,144            -                         364,144
PAGING CARRIER AGREEMENT                      -          672,475        300,101 (3)    967,574
                                                                         (5,002)(4)
DEFERRED LICENSE COSTS                    306,410            -                         306,410
SECURITY DEPOSITS AND OTHER ASSETS         99,195         22,602                       121,797
GOODWILL                                                                 28,310 (3)     27,838
                                                                           (472)(6)
                                      -----------    -----------                   -----------
   TOTAL OTHER ASSETS                     769,749        695,077                     1,787,763
                                      -----------    -----------                   -----------
   TOTAL ASSETS                        $6,315,431     $1,903,816                    $7,676,622
                                      -----------    -----------                   -----------
                                      -----------    -----------                   -----------

   LIABILITIES
ACCOUNTS PAYABLE                       $1,274,178       $493,173                    $1,767,351
NOTES PAYABLE                           1,299,000      1,464,000    ($1,114,000)(1)  1,649,000
SHAREHOLDERS LOAN                         193,948          9,141                       203,089
CURRENT PORTION OF CAPITAL LEASES          69,180                                       69,180
ACCRUED EXPENSES                          387,279            904                       388,183
                                      -----------    -----------                   -----------
   TOTAL CURRENT LIABILITIES            3,223,585      1,967,218                     4,076,803

  LONG TERM LIABILITIES
OLIGATIONS UNDER CAPITIAL LEASE            87,794            -                          87,794
                                      -----------    -----------                   -----------
MINORITY INTEREST                              -             -          515,009(3)     515,009
                                      -----------    -----------                   -----------
   SHAREHOLDER EQUITY:
COMMON STOCK                              163,383             49             51 (1)    163,383
                                                                           (100)(3)
ADDITIONAL PAID-IN CAPITAL              5,886,423            951      1,113,949 (1)  5,886,423
                                                                     (1,114,900)(3)
RETAINED DEFICIT                       (3,020,053)       (64,402)        64,402 (3) (3,027,089)
                                                                         (5,002)(4)
                                                                         (1,562)(5)
                                                                           (472)(6)
NOTES RECIEVABLE FROM WARRANTS SOLD      (25,701)            -                         (25,701)
                                     -----------     -----------                   -----------
   TOTAL SHAREHOLDERS EQUITY           3,004,052         (63,402)                    2,997,016
                                     -----------     -----------                   -----------
   TOTAL LIABILITIES & EQUITY        $ 6,315,431     $ 1,903,816                   $ 7,676,622
                                     -----------     -----------                   -----------
                                     -----------     -----------                   -----------

                          ELECTRONICS COMMUNICATIONS, CORP.
                      NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

                             PERIOD ENDED MARCH 31, 1996


NOTE 1

    To record the sale of 51 shares of stock to Electronics Communications, Corp. by Threshold Communications, Inc.

NOTE 2

    To record investment in Threshold Communications, Inc. by Electronics Communications, Corp.

NOTE 3

    To eliminate investment in subsidiary, write up assets to fair market value, eliminate equity in subsidiary, and record minority interest in net assets of subsidiary and goodwill.

NOTE 4

    To amortize the additional amount of fair value recognized in a consolidation for paging carrier agreements. The amount is calculated as follows:

         Excess fair value of asset to be
         amortized over a 15 year period         $  300,101

         Amount of amortization                  $    5,002

NOTE 5

    To depreciate the additional amount of fair value recognized in a consolidation for leasehold improvements. The amount is calculated as follows:

         Excess fair value of asset to be
         depreciated over a 40 year period       $  250,000

         Amount of depreciation                  $    1,562

NOTE 6

    To amortize goodwill.  The amount is calculated as follows:

         Goodwill to be amortized over a 15
         year period                             $   28,310

         Amount of amortization                  $      472

                          ELECTRONICS COMMUNICATIONS, CORP.
                    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                             YEAR ENDED DECEMBER 31, 1995
                                     (UNAUDITED)




                                       HISTORICAL         TCI          PRO FORMA     ELCC
                                          ELCC          PRO FORMA     ADJUSTMENTS  PRO FORMA

Sales                                $  8,736,515   $  2,411,708(1)  $  (51,127) $  11,097,096
Cost of Sales                           7,564,094      1,324,675(1)     (51,127)     8,837,642
                                    -------------   ------------                  -------------
Gross Profit                            1,172,421      1,087,033                     2,259,454

Operating Expenses                      3,090,280        825,154                     3,915,434
                                    -------------   ------------                  -------------
Operating Profit (Loss)                (1,917,859)       261,879                    (1,655,980)

Other Income and Expense
Interest Income                            31,234          4,560                        35,794
Interest Expense                          (85,427)        (9,185)                      (94,612)
Depreciation & Amortization              (656,907)      (252,845)(2)    (19,690)      (935,692)
                                                                 (3)     (6,250)
                                    -------------   ------------                  --------------
Total Other Income & Expense             (711,100)      (257,470)                     (994,510)

Minority Interest in Loss                      -             671 (4)     (2,046)        (1,375)
Provision For Taxes                           -             (904)                         (904)
                                    -------------   ------------                  --------------
Net Income (Loss) for Period        $  (2,628,959)  $      4,176                 $  (2,652,769)
                                    -------------   ------------                  --------------
                                    -------------   ------------                  --------------


(Loss) Per Share                                                                       ($0.81)
Average Shares Outstanding                                                          3,267,657



                          ELECTRONICS COMMUNICATIONS, CORP.
                             NOTES TO UNAUDITED PRO FORMA
                         CONSOLIDATED STATEMENT OF OPERATIONS

                             YEAR ENDED DECEMBER 31, 1995


NOTE 1

    To eliminate intercompany sales and corresponding cost of sales.

NOTE 2

    To amortize the step up in Basis of the Paging Carrier Agreement. The amount is calculated as follows:

         Fair Value                              $ 721,364
         Book Value                               (426,014)
                                                 ---------
         Excess of fair value over book value
         to be amortized over 15 years
                                                 $ 295,350
                                                 ---------
                                                 ---------
         Amount of amortization in 1995          $  19,690
                                                 ---------
                                                 ---------

NOTE 3

    To depreciate the step up in Basis of Leasehold Improvements. The amount is calculated as follows:

         Fair Value                              $ 250,000
         Book Value                                      0
                                                 ---------
         Excess of fair value over book value
         to be depreciated over 40 years         $ 250,000
                                                 ---------
                                                 ---------

         Amount of depreciation in 1995          $   6,250
                                                 ---------
                                                 ---------
NOTE 4

    To record minority interest in net income of subsidiary.

                          ELECTRONICS COMMUNICATIONS, CORP.
                    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                             PERIOD ENDED MARCH 31, 1996
                                     (UNAUDITED)




                                       HISTORICAL         TCI          PRO FORMA     ELCC
                                          ELCC          PRO FORMA     ADJUSTMENTS  PRO FORMA

Sales                                 $ 2,263,526     $  579,492(1)  $  (28,449)  $  2,814,569
Cost of Sales                           1,717,251        381,652(1)     (28,449)     2,070,454
                                      ------------     ----------                  ------------
Gross Profit                              546,275        197,840                       744,115

Operating Expenses                        510,317        232,713                       743,030
                                      -----------      ---------                  ------------
Operating Profit (Loss)                    35,958        (34,873)                        1,085

Other Income and Expense
Interest Income                                 -          2,000                         2,000
Interest Expense                          (23,762)            (5)                      (23,767)
Depreciation & Amortization               (10,939)       (65,100)(2)     (5,002)
                                                                 (3)     (1,562)
                                                                 (4)       (472)       (83,075)
Settlement of Potential Lawsuit           (73,769)           -                         (73,769)
                                      -----------      ---------                  ------------
Total Other Income & Expense             (108,470)       (63,105)                     (178,611)

Minority Interest in Loss                       -            442                           442
                                      -----------      ---------                   -----------
Net Loss for Period                   $   (72,512)     $ (97,536)                  $  (177,084)
                                      -----------      ---------                   -----------
                                      -----------      ---------                   -----------


(Loss) Per Share                                                                        ($0.05)
Average Shares Outstanding                                                           3,267,657



                          ELECTRONICS COMMUNICATIONS, CORP.
                             NOTES TO UNAUDITED PRO FORMA
                         CONSOLIDATED STATEMENT OF OPERATIONS

                             PERIOD ENDED MARCH 31, 1996

NOTE 1

    To eliminate intercompany sales and corresponding cost of sales.

NOTE 2

    To amortize the additional amount of fair value recognized in a
    consolidation for   paging carrier agreements.  The amount is calculated as
    follows:

         Excess fair value of asset to be
         amortized over a 15 year period         $  300,101

         Amount of amortization                  $    5,002


NOTE 3

    To depreciate the additional amount of fair value recognized in a consolidation for leasehold improvements. The amount is calculated as follows:

         Excess fair value of asset to be
         depreciated over a 40 year period       $  250,000

         Amount of depreciation                  $    1,562

NOTE 4

    To amortize goodwill.  The amount is calculated as follows:

         Goodwill to be amortized over a 15 year
         period                                  $   28,310

         Amount of amortization                  $      472

    Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ELECTRONICS COMMUNICATIONS CORP.



                             By:   /s/ William S. Taylor
                                 -------------------------------
                                  William S. Taylor, CEO, President and
                                  Chairman of the Board
Date:  September 30, 1996